SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

SURETY CAPITAL CORPORATION
____________________________________________________________
(Exact name of registrant as specified in its charter)

DELAWARE
______________________________________________________
(State or other jurisdiction of incorporation)

001-12818	72-2065607
______________________	____________________________
(Commission File Number)	(IRS Employer Identification No.)

1501 Summit Avenue
Fort Worth, Texas 76102

_____________________________________________________
(Address of principal executive offices) (Zip code)

(Registrant's telephone number, including area code): (817) 335-5955

N/A
__________________________________________________
(Former name or former address, if changed since last report)

ITEM 5. Other Events

Surety Bank, N.A. (the "Bank") is a wholly-owned subsidiary of Surety Capital Corporation (the "Registrant"). The Bank is the Registrant's sole [operating] asset. The Bank submitted an application to convert from a national association to a state bank. The Texas State Department of Banking must review and approve the application, and the shareholders must also approve prior to the conversion taking effect.

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release dated July 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURETY CAPITAL CORPORATION

Dated: August 4, 2004	By: s/Richard N. Abrams

Richard N. Abrams

Chairman

Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE
Fort Worth, Texas, July 29, 2004

Contact:	Mr. Richard N. Abrams
Chairman of the Board
(817) 348-1422

SURETY CAPITAL CORPORATION
ANNOUNCES APPLICATION FOR CONVERSION TO A STATE BANK

FORT WORTH, July 29, 2004. Dick Abrams, Chairman of the Board of Surety Capital Corporation, announced that Surety Bank, N.A. submitted an application with the State of Texas to convert to a state bank. "The State Department of Banking will commence its review immediately and we should know something by the end of September, 2004", Dick Abrams said. Mr. Abrams commented: "This is a great opportunity for our shareholders, customers and the Bank. It allows us to better serve our customers and once again use all our resources to grow the bank and bring value to our shareholders."

Mr. Abrams also announced that Surety Bank sold a foreclosed property for a gain of approximately $170,000. Surety Bank also indicated that it hoped to generate another profit on a large parcel of foreclosed real estate by year end. Mr. Abrams stated if this sale occurs, Surety Capital will develop a plan that will allow it to retire its convertible debentures at a discounted amount that would be negotiated with holders of the debentures. Any progress in implementing such a plan would, probably, require the regulatory approval for a distribution from Surety Bank to Surety Capital.

Mr. Abrams stated, "The Bank had to overcome many difficulties resulting from actions of its former management. Since the first of the year, our current management team has improved the operations and performance of the Bank and has made the Bank profitable during 2004. I want to thank our employees and stockholders for their patience and their assistance in meeting many difficult challenges."

* * * * *

This document contains, and future oral and written statements of Surety Capital Corporation and its management may contain, forward-looking statements, within the meaning of such term in the Private Securities Litigation Reform Act of 1995, with respect to the financial condition, results of operations, plans, objectives, future performance and business of the company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the company's management and on information currently available to management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "hope," "plan," "intend," "estimate," "may," "will," "would," "could," "should" or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the company undertakes no obligation to update any statement in light of new information or future events.

The company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have material adverse effects on the operations and future prospects of the company and its subsidiaries include, but are not limited to, the following: (i) the ability of the company to continue to progress toward the completion of the initiatives discussed above; (ii) the strength of the United States economy in general and the strength of the local economies in which the company conducts its operations which may be less favorable than expected and may result in, among other things, a deterioration in the credit quality and value of the company's assets; (iii) the economic impact of past and any future terrorist attacks, acts of war or threats thereof and the response of the United States (which may include military action) to any such threats and attacks; (iv) the costs, effects and outcomes of existing or future litigation; (v) the effects of, and changes in, federal, state and local laws, regulations and policies affecting banking, securities, insurance and monetary and financial matters; (vi) the effects of changes in interest rates (including the effects of changes in the rate of prepayments of the company's assets) and the policies of the Board of Governors of the Federal Reserve System; (vii) the ability of the company to compete with other financial institutions as effectively as the company currently intends due to increases in competitive pressures in the financial services sector; (viii) the inability of the company to obtain new customers and to retain existing customers; (ix) the timely development and acceptance of products and services, including products and services offered through alternative delivery channels such as the Internet; (x) technological changes implemented by the company and by other parties, including third party vendors, which may be more difficult or more expensive than anticipated or which may have unforeseen consequences to the company and its customers; (xi) the ability of the company to develop and maintain secure and reliable electronic systems; (xii) the ability of the company to retain key executives and employees and the difficulty that the company may experience in replacing key executives and employees in an effective manner; (xiii) consumer spending and saving habits which may change in a manner that affects the company's business adversely; (xiv) business combinations and the integration of acquired businesses that may be more difficult or expensive than expected; (xv) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (xvi) the ability of the company to manage the risks associated with the foregoing as well as its inability to meet its obligations under the subordinated convertible notes including interest payments that became due March 31, 2002 and subsequent periods which the company has not made; (xvii) the ability of the company to comply with the terms of the Consent Order with the OCC entered into on June 22, 2004; and (xviii) successful conversion from a national banking association to a state bank.

These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the company and its business, including other factors that could materially affect the company's financial results, is included in the company's filings with the Securities and Exchange Commission.